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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 4, 1995


                            CARMIKE CINEMAS, INC.
                            ---------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   0-14993                   58-1469127
         --------                   --------                 -------------
      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)            Identification No.)
      incorporation)

                  1301 First Avenue, Columbus, Georgia 31901
            ------------------------------------------------
            (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code 706-576-3400
                                                          ------------

                                Not Applicable
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 5   Other Events

                 On January 4, 1995, Carmike Cinemas, Inc. (the "Company") announced that it signed a letter of intent to acquire a total of 78 screens in Georgia and Florida from Floyd Theatres, Inc., a subsidiary of MasTec, Inc.
The proposed acquisition is expected to be completed in February 1995. The information contained in such press release is hereby incorporated by reference into this Report.

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
ITEM 7   Financial Statements and Exhibits
         ---------------------------------

    (c)  Exhibits
         --------

    99 Press Release of the Company dated January 4, 1995, regarding entry into the above-referenced letter of intent.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


                                                   Carmike Cinemas, Inc.
                                                   ---------------------
                                                   Registrant



                                                   BY: John O. Barwick, III
                                                       ----------------------
                                                   John O. Barwick, III
                                                   Vice President-Finance and
                                                     Chief Financial Officer

Dated:   January 9, 1995

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                                EXHIBIT INDEX



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
Exhibit
Number       Description
- ------       -----------
99           Press Release of Carmike Cinemas, Inc. dated January 4, 1995.

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